                                                                   Exhibit 10.11

                              CONSULTING AGREEMENT

     This Agreement ("Agreement") effective as of this 28th day of July, 2000, by and between MORGAN STANLEY & CO. INCORPORATED, a Delaware corporation ("COMPANY") with its principal place of business at 1585 Broadway, New York, NY 10036, and KANBAY INCORPORATED ("CONSULTANT"), with its principal place of business at 6400 Shafer Court, Suite 100, Rosemont, Illinois 60018.

     WHEREAS, the COMPANY and CONSULTANT desire to enter into an agreement whereby CONSULTANT will perform certain services for COMPANY;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter recited, the parties agree as follows:

1.   TERM AND TERMINATION

     The term of this Agreement shall commence as of the date first written above, and shall continue until terminated in accordance with the provisions of paragraph 13 hereof. On termination, COMPANY's obligation to pay any compensation, except for services and expenses already agreed and incurred, shall cease and terminate.

2.   MASTER AGREEMENT; TASK ORDERS

     This Agreement is a master agreement consisting of individual Task Orders ("Task Orders"). COMPANY desires that CONSULTANT shall perform, and CONSULTANT agrees to perform, such systems analysis and design services, computer programming services and/or other consulting services the "Services" as are set forth in the initial Task Order attached hereto as SCHEDULE A, and each future Task Order executed by the parties (the "Services"). Each Task Order will be attached as an additional SCHEDULE A to this Agreement. The terms and conditions of this Agreement shall govern with respect to the Services, in accordance with each Task Order. Should the terms of this Agreement conflict with the terms of any Task Order, the terms of the Task Order will control.

3.   TECHNICAL DIRECTION

     CONSULTANT shall report to and receive technical direction only from such COMPANY employees or officers as are listed in the applicable Task Order or as shall be designated by such employees or officers.

4.   PRICE

     COMPANY agrees to pay CONSULTANT for the Services rendered in accordance with the Payment Schedule specified in each Task Order. The parties can add additional personnel and rates to any Task Order by mutual written agreement.

5.   REIMBURSEMENT OF EXPENSES

     COMPANY shall not be liable to CONSULTANT for any expenses paid or incurred by CONSULTANT unless agreed to in writing. CONSULTANT shall provide COMPANY with appropriate documentation evidencing all approved expenses. CONSULTANT agrees to abide by the policies set forth in COMPANY's Information Technology Division's "Expense Reimbursement Policy for Consultants," attached hereto as Exhibit 1.

6.   PAYMENTS; TAXES

     Each invoice shall be due and payable in U.S. dollars within forty five
(45) calendar days after receipt of such invoice. In addition, COMPANY shall be responsible for paying any applicable sales, use, value added, or similar taxes, specified in the applicable invoice and imposed upon the Services rendered or products provided hereunder by any federal, state, local, or foreign government authority, exclusive of any taxes based upon CONSULTANT's income or payroll.

7.   INDEPENDENT CONTRACTOR

     CONSULTANT acknowledges that it is acting as an independent contractor, that CONSULTANT is solely responsible for its actions or inactions, and that nothing in this Agreement shall be construed to create an employment relationship between the parties. CONSULTANT is not authorized to enter into contracts or agreements on behalf of COMPANY or to otherwise create obligations of COMPANY to third parties. CONSULTANT shall be responsible for and shall maintain adequate records of expenses it shall incur in the course of performing Services hereunder and shall be solely responsible for and shall file, on a timely basis, tax returns and payments required to be filed with or made to any federal or state or local tax authority with respect to its performance of Services hereunder. Neither federal, nor state nor local income tax of any kind shall be withheld or paid by COMPANY with respect to any amount paid to CONSULTANT pursuant to this Agreement. CONSULTANT agrees that CONSULTANT is responsible for payment of all applicable workers' compensation, disability benefits and unemployment insurance, and for withholding and paying such employment taxes and income withholding taxes as required, with respect to CONSULTANT or any employee of CONSULTANT.

8.   CONSULTANT'S PERSONNEL

     The Services provided by CONSULTANT may be performed, as the case may be, by CONSULTANT (if CONSULTANT is an individual) or by personnel who may be either employees of CONSULTANT or, with COMPANY's consent as required below, of independent subcontractors of CONSULTANT. CONSULTANT agrees that, with respect to Services provided hereunder, neither CONSULTANT nor any personnel supplied by CONSULTANT or a subcontractor thereof are COMPANY employees for any purpose, including, without limitation by specification: (i) for federal, state or local tax, employment, withholding or reporting purposes; or (ii) for eligibility or entitlement to any benefit under any of the COMPANY's employee benefit plans (including, without limitation, those that are subject to the Employee Retirement Income Security Act of 1974, as amended), incentive, compensation or other employee programs or policies

(each, a "Benefit Plan"). CONSULTANT agrees that all such personnel shall be informed that they are employees solely of CONSULTANT, or subcontractor if applicable, and not eligible to participate in any Benefit Plan.

     In the event that any federal, state or local government or administrative agency, or other regulatory entity, or any court, determines that CONSULTANT or any personnel of CONSULTANT, or of a subcontractor thereof, acted as an employee of COMPANY in performing Services, CONSULTANT: (i) waives any and all claims that CONSULTANT may have as a result of any such determination and acknowledges that CONSULTANT agreed to render Services under this Agreement with the understanding that neither CONSULTANT nor any employee of CONSULTANT (nor any employee of any subcontractor of CONSULTANT) has any right or entitlement to any such benefit; and (ii) agrees to indemnify and hold COMPANY harmless from all liabilities, costs and expenses (including, but not limited to, attorney's fees) incurred by COMPANY as a result of, or related to, such a determination.

     In the event that any personnel performing Services hereunder are found to be reasonably unacceptable to COMPANY, COMPANY shall notify CONSULTANT and CONSULTANT shall promptly take appropriate corrective actions or remove said personnel from performing Services hereunder and, if requested by COMPANY, provide a qualified replacement.

     In the event that CONSULTANT provides replacement personnel, CONSULTANT shall not charge COMPANY for the number of hours required to train the replacement until such personnel are familiar with the particular project and all work done prior thereto, so that such replacement personnel are capable of performing the Services as efficiently as the replaced personnel at the time of departure.

     CONSULTANT acknowledges that, in the course of providing Services, CONSULTANT and personnel performing Services hereunder may have access to, or acquire, knowledge of confidential, proprietary and/or sensitive information regarding COMPANY, COMPANY's clients or other parties with whom COMPANY has a relationship. CONSULTANT agrees that all such personnel will be advised of the standards imposed upon them with respect to Services they render and of their not being employees or agents of COMPANY for any purpose. Accordingly, CONSULTANT agrees that with respect to personnel providing Services, it shall institute for such personnel a Standard of Conduct (attached hereto as Exhibit
2) and shall obligate any subcontractor to do the same with respect to its personnel providing Services hereunder. In addition, prior to performing any Services hereunder, all personnel utilized by CONSULTANT (or by a subcontractor of CONSULTANT) in connection with the Services will be provided with a copy of such Standard of Conduct and will agree in writing to be bound by all of the restrictions and covenants set forth therein; as well as agreeing that they are employees of CONSULTANT or its subcontractor. If CONSULTANT is an individual he or she shall execute an Individual Consultant Addendum and Exhibit 2 shall not be applicable.

     Notwithstanding any other provision of this Agreement, CONSULTANT may not assign or subcontract to another party any of the Services to be performed hereunder without the express written consent of COMPANY. If such consent is obtained, CONSULTANT agrees to indemnify COMPANY with respect to any liability, cost, or expense (including, but not limited to, attorney's fees) relating to any Services provided by subcontractor or with respect to any personnel of subcontractor.

     Upon execution of this Agreement, CONSULTANT shall provide to COMPANY the following documents:

     (a) if CONSULTANT is incorporated, a certificate of good standing of CONSULTANT as a corporation under the laws of the state of CONSULTANT's incorporation; and

     (b)  evidence of CONSULTANT's federal employer identification number.

     Failure by CONSULTANT to provide COMPANY any documents required under this
Section 8 shall be grounds for withholding payments of CONSULTANT's invoices.

9.   CONFIDENTIAL INFORMATION

     (a) As used herein, "COMPANY Confidential Information" shall mean the COMPANY Properties (as defined in Section 11(c) of this Agreement) and all information of the COMPANY to which CONSULTANT has had access in connection with performance of this Agreement, whether in oral, written, graphic or machine-readable form, including without limitation, specifications, user, operations or systems manuals, diagrams, graphs, models, sketches, technical data, research, business or financial information, plans, strategies, forecasts, forecast assumptions, business practices, marketing information and material, customer names, proprietary ideas, concepts, know-how, methodologies and all other information related to COMPANY's business. COMPANY Confidential Information shall also include confidential information of a similar nature received by COMPANY from a third party.

     (b) As used herein, "CONSULTANT Confidential Information" shall mean CONSULTANT Properties (as defined in Section 12(a) of this Agreement) furnished by CONSULTANT to COMPANY in written, graphic or machine-readable form.

     (c) The COMPANY Confidential Information and CONSULTANT Confidential Information shall hereinafter be referred to as the "Confidential Information". Notwithstanding anything to the contrary contained in this Agreement, Confidential Information shall not include information which: (a) is in the public domain at the time of disclosure; (b) was in the possession of or demonstrably known by the recipient prior to its receipt from the disclosing party; (c) is independently developed by recipient without use of the Confidential Information; or (d) becomes known to recipient from a source other than disclosing party without breach of this Agreement.

     (d) Each party agrees to maintain the confidentiality of the Confidential Information using procedures no less rigorous than those used to protect and preserve the confidentiality of its own similar proprietary information (and in any event not less than a reasonable degree of care) and shall not, directly or indirectly; (a) transfer or disclose any Confidential Information to any third party, except that the each party shall be permitted to disclose the Confidential Information of the other party to its employees and independent consultants to the extent necessary for the performances of the Services hereunder; (b) use any Confidential Information other than as contemplated under this Agreement or (c) take any other action with respect to the Confidential Information inconsistent with the confidential and proprietary nature of such information.

     (e) If the receiving party is requested or required to disclose Confidential Information pursuant to a subpoena, court order or other similar process ("Court Order"), it is agreed that the receiving party shall provide the disclosing party with notice of such request(s) so that the disclosing party may seek an appropriate protective order. In the event that the disclosing party is not successful in obtaining a protective order and the receiving party is, in the opinion of its counsel, compelled to disclose the Confidential Information under pain of liability for contempt of court or other censure or penalty, the receiving party may disclose such information in accordance with and for the limited purpose of compliance with the Court Order, without liability hereunder.

     (f) CONSULTANT agrees not to disclose the identity of COMPANY as a customer or prospective customer of CONSULTANT or the existence or nature of the relationship contemplated by this Agreement, except as such disclosure may be required for CONSULTANT to comply with regulatory or other legal requirements.

10.  DISCLOSURE OF INVENTIONS; INNOVATIONS:

     CONSULTANT agrees to disclose promptly in writing to COMPANY any and all inventions, improvements, discoveries and copyrightable material, computer programs, processes, manufacturing techniques, trade secret formula or knowhow, patentable or unpatentable, copyrightable or uncopyrightable, protectable or unprotectable under any form of legal protection afforded to intellectual property, that during the term of this Agreement, and in relation to the performance of this Agreement, CONSULTANT may conceive, make, develop, author or work on in whole or in part solely or jointly with others. COMPANY agrees to hold all such disclosures in confidence as Confidential Information unless the invention, improvement, discovery or work is or becomes COMPANY's property as provided in Section 11.

11.  INVENTIONS, PATENTS, TRADE-MARKS AND COPYRIGHTS:

     (a)  DEFINITIONS.

          (i) The term "work" means any and all writings, designs, models, drawings, photographs, physical property, reports, formulas, patterns, devices, compilations, etc., whether or not protectable under Title 17 of the U.S. Code, and that are created for COMPANY by CONSULTANT, whether alone or with others, and whether they be created by independent contractors, employees or agents of CONSULTANT.

          (ii) The term "trademark" means any name, word, phrase, logo, design or other graphic depiction generated during the performance of this Agreement that is or can be used to describe either a product or service of COMPANY, and that is created for COMPANY by CONSULTANT, whether alone or with others, and whether they be created by independent contractors, employees or agents of CONSULTANT.

          (iii) The term "invention" means any designs, processes, inventions or discoveries, whether or not patentable or otherwise protectable under Title 35 of the U.S. Code, that are created for COMPANY by CONSULTANT, whether alone or with others, and whether they be created by independent contractors, employees or agents of CONSULTANT.

     (b) WORK MADE FOR HIRE. In relation to the performance of this Agreement CONSULTANT may create certain works for COMPANY that may be copyrighted or copyrightable under the laws of the United States. To the extent that any such works are created, CONSULTANT will be considered to have created a "Work Made for Hire" as defined in 17 U.S.C. Section 101, and COMPANY shall have the sole right to the copyright. In the event that any such work created by CONSULTANT does not qualify as a Work Made for Hire, CONSULTANT hereby assigns its copyright and all rights, throughout the world, in and to the work to COMPANY, as provided for in Section 11(c) below.

     (c) TITLE TO WORKS, TRADE-MARKS, AND INVENTIONS PRODUCED. It is understood and agreed that the entire right, title and interest throughout the world to all works, trademarks, and/or inventions that are conceived of, prepared, procured, generated or produced, whether or not reduced to practice, by CONSULTANT, either solely or jointly with others during the course of, in connection with, or as related to the performance of this Agreement, shall be and hereby are vested and assigned by CONSULTANT to Company (collectively, the "COMPANY Properties").

     CONSULTANT agrees, at COMPANY's expense, to execute any and all documents prepared by COMPANY, and to do all other lawful acts as may be necessary, useful or convenient for COMPANY to establish, document, and protect such rights.

     CONSULTANT has acquired or shall acquire from each of its employees, consultants, and subcontractors, if any, the necessary rights to all such works, trademarks, and inventions produced by such employees, consultants, and subcontractors, within the scope of their employment by CONSULTANT in performing Services under this Agreement. CONSULTANT shall obtain the cooperation of each such party to secure to COMPANY or its nominees the rights COMPANY may acquire in accordance with the provisions of this Section 11.

12.  OWNERSHIP CONSULTANT PROPERTIES; AND RESIDUALS

     (a) CONSULTANT Properties. Proprietary computer software, methodologies, techniques, software libraries, tools, algorithms, materials, products, ideas, designs, and know-how used by CONSULTANT in providing Services (including all copies, enhancements, modifications, revisions, and derivative works of any of the foregoing, other than the foregoing that results from or is related to the Services) that: (a) existed prior to the effective date, or (b) are developed by CONSULTANT independently of providing the Services hereunder shall be the property of CONSULTANT ("CONSULTANT Properties"). As between CONSULTANT and COMPANY, CONSULTANT shall at all times be and remain the sole and exclusive owner of the CONSULTANT Properties. Except as expressly authorized in this Agreement or a Task Order hereunder, COMPANY will not copy, modify, distribute or transfer (by any means), display, sublicense, rent, reverse engineer, decompile, or disassemble the CONSULTANT Properties.

     (b) LICENSE TO USE CONSULTANT PROPERTIES. CONSULTANT hereby grants to COMPANY a perpetual, world-wide, royalty-free, non-exclusive license to use, execute, reproduce, transmit, display, perform, and create derivative works from any CONSULTANT Properties incorporated into or made a part of the COMPANY Properties hereunder or provided as part of the Services, only in connection with the use, sale, licensing, modification, enhancement, or further development of such COMPANY Properties or Deliverables.

     (c)  USE OF RESIDUALS. Notwithstanding anything to the contrary in this
Section 12, CONSULTANT, and its employees, shall be free to use and employ their existing skills, and general ideas, general concepts, general knowledge, general experience, general processes, and general know-how gained or learned during the course of the Task Order (the "Residual Information"), to develop, independently, materials similar to those of materials developed or prepared hereunder, so long as CONSULTANT develops the same independently and without the use or disclosure of any Confidential Information of the COMPANY. For the avoidance of doubt, CONSULTANT may use or disclose the Residual Information that may be incorporated in or result from development of the Deliverables (as defined in Section 20) without restriction.

13.  TERMINATION

     (a) Either party may discontinue the use of Services, or provision of Services, as the case may be without reason or cause, at any time upon one hundred twenty (120) days prior written notice to the other party. Notwithstanding the foregoing, for a termination without cause by CONSULTANT such termination date shall not be prior to CONSULTANT's completion of all Services that CONSULTANT shall have agreed to perform.

     (b) If a party ( the "Defaulting Party") is in material breach of this Agreement or any Task Order, and the Defaulting Party does not remedy that breach or default within thirty (30) calendar days after receipt from the other party of written notice of breach, the non-defaulting party shall after the expiration of such thirty (30) calendar day period have the right to terminate the applicable Task Order. To the extent that the breach or default is of a nature, which goes beyond the relevant Task Order, the non-defaulting party may also terminate this Agreement. Termination of a Task Order or this Agreement shall be without prejudice to any other rights or remedies, which the non-defaulting party may have.

     (c) In the event of any such termination, COMPANY shall make payments to CONSULTANT for all work performed in accordance with the terms and conditions herein up to the date of termination, and CONSULTANT shall immediately return or provide to COMPANY, without limitation, all documents, drawings and other items of whatever nature supplied to CONSULTANT by COMPANY or developed by CONSULTANT in accordance with this Agreement.

14.  CONFLICTS OF INTEREST:

     CONSULTANT hereby warrants that there is no conflict of interest (as determined in accordance with applicable industry standards) between CONSULTANT's other employment, if any, or other CONSULTANT contracts, if any, and the activities to be performed hereunder. CONSULTANT shall advise COMPANY if a conflict of interest arises in the future.

15.  REPRESENTATIONS AND WARRANTIES

     (a) REPRESENTATIONS AND WARRANTIES OF COMPANY. COMPANY hereby represents and warrants that it has all rights, titles, or interests in the COMPANY Properties required for the performance of its obligations hereunder and has the authority and the legal right to permit CONSULTANT to perform the Services described herein and contemplated hereby.

     (b)  REPRESENTATIONS AND WARRANTIES OF CONSULTANT.

          (1) RIGHTS AND TITLES. CONSULTANT hereby represents and warrants that: (i) it has all rights, titles or interests in the CONSULTANT Properties required for the performance of its obligations hereunder and has the authority and the legal right to perform the Services described herein and contemplated hereby; and (ii) it will not infringe or misappropriate any copyrights, patents, trademarks, trade secrets or other proprietary rights of any third party in connection with CONSULTANT's performance of the Services hereunder.

          (2) SERVICES. CONSULTANT further represents and warrants that the Services provided under this Agreement will be: (i) performed in a good workmanlike manner by skilled, knowledgeable and experienced personnel in the subject matter of the applicable Services; and (ii) of commercially reasonable quality and will be performed in accordance with industry standards.

          (3) NO VIRUSES. CONSULTANT further represents and warrants that the Deliverables shall not contain any computer code (i) designed to disrupt, disable, harm, or otherwise impede in any manner, including aesthetical disruptions or distortions, the operation of the Deliverables, or any of COMPANY's other associated software, firmware, hardware, computer system or network (sometimes referred to as "viruses" or "worms"), (ii) that would disable the Deliverables or impair in any way its operation based on the elapsing of a period of time, exceeding an authorized number of copies, advancement to a particular date or other numeral (sometimes referred to as "time bombs", "time locks", or "drop dead" devices) or (iii) that would permit the CONSULTANT or others to access the Deliverables to cause such disablement or impairment (sometimes referred to as "traps", "access codes" or "trap door" devices), or any other similar harmful, malicious or hidden procedures, routines or mechanisms which would cause such programs to cease functioning or to damage or corrupt data, storage media, programs, equipment or communications, or otherwise interfere with operations.

     (c) NO OTHER WARRANTY. EXCEPT AS PROVIDED IN THIS AGREEMENT, CONSULTANT MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

16.  LIMITATION OF LIABILITY

     Each party's liability to the other for claims relating to this Agreement, whether for breach or in tort, shall be limited to the greater of three million ($3,000,000) dollars or the aggregate amount paid to CONSULTANT hereunder.

     IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE OF THE OTHER PARTY IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING LOST PROFITS). HOWEVER IT ARISES, WHETHER FOR BREACH OF THIS AGREEMENT, INCLUDING BREACH OF WARRANTY, OR IN TORT, EVEN IF THAT PARTY HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

     The limitations of liability set forth in this paragraph 16 shall not apply with respect to any indemnity set forth above, or to any claims (i) for personal injury or property damage (including, without limitation, all costs associated with the recovery or replacement of lost or damaged software and data), or (ii) for breach of any confidentiality provision contained herein, or (iii) based on either party's willful misconduct or gross negligence.

17.  REPORTS

     CONSULTANT, when directed at COMPANY'S expense, shall provide written reports with respect to the Services rendered hereunder.

18.  LAWS AND REGULATIONS

     Each party and their employees shall comply with all applicable laws, rules and regulations, as well as all applicable securities laws and/or compliance regulations and procedures of the parties. In particular, and without limiting the foregoing, if CONSULTANT is performing any services on behalf of COMPANY's municipal finance business the following paragraph shall apply:

     COMPANY and CONSULTANT confirm that CONSULTANT is being retained solely to provide technical and analytical services in connection with the matters contemplated hereby and not for the purpose of obtaining or retaining municipal finance business for COMPANY. Without limiting the generality of the foregoing, CONSULTANT agrees that (a) neither it nor any of its officers, directors, partners, and non-clerical employees will make any political contributions or other payments, directly or indirectly, for the purposes of obtaining or retaining municipal finance business, (b) it will not enter into any arrangement with any third party to share in any of the fees payable hereunder without COMPANY's prior written consent, (c) it will comply with all applicable laws, rules and regulations including ethics rules governing conflicts of interest, and (d) it will certify annually during the term of this Agreement to the effect set forth in the next succeeding sentence. CONSULTANT represents to COMPANY that neither it nor any of its officers, directors, partners and non-clerical employees during the past two years has made or solicited any political contribution to a state or local official in excess of $250 per candidate per year in the jurisdiction in which CONSULTANT has been retained to work on behalf of COMPANY pursuant to this Agreement.

19.  INSURANCE TO BE CONFIRMED BY MORGAN STANLEY AS TO COVERAGES

     CONSULTANT shall, at its own cost and expense, obtain and maintain in full force and effect with sound and reputable insurers during the term of this Agreement, the insurance coverage in the minimum amounts described as follows:

     (a) Worker's Compensation in such form, and in such amounts, as may be required by law from time to time;

     (b) Broad Form Commercial General Liability Insurance (including Products/Completed Operations, Contractual, and Broad Form Property Damage coverage) in an amount of at least five million dollars ($5,000,000) combined single limit written on an occurrence basis, and naming COMPANY and its affiliates and subsidiaries as additional named insureds;

     (c) Employer's Liability at no less than five hundred thousand dollars ($500,000);

     (d)  Non-Occupation Disability Insurance;

     (e) Comprehensive crime coverage in the minimum amount of one million dollars ($1,000,000); and

     Commercial Automobile Liability Insurance, covering owned, non-owned and hired vehicles, providing bodily injury and property damage, having limits of liability, per occurrence, of at least one million dollars ($1,000,000), and naming COMPANY and its affiliates and subsidiaries as additional named insureds.

     All insurance required hereunder to be carried by CONSULTANT (or its subcontractors or agents) shall be with a company or companies and on forms reasonably satisfactory to COMPANY. No such insurance shall be deemed to be in effect until such time as satisfactory certificates evidencing coverage are provided to the non-insuring party at the inception of the contract and prior to expiration of any insurance. The certificates should stipulate that if the policies are canceled, non-renewed or materially changed during the policy term, written notice will be submitted to the COMPANY within thirty (30) days.

     Certificates are to be delivered to the COMPANY at the address set forth below prior to commencement any Services hereunder, and at least thirty (30) days prior to any expiration of each insurance policy:

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

Attn: Richard Schultz


     CONSULTANT shall require all policies of insurance that are in any way related to the Services to be provided by CONSULTANT hereunder and that are secured and maintained by CONSULTANT (or any subcontractor or agent) to include clauses providing that every underwriter shall waive all of its rights of recovery under subrogation or otherwise, against COMPANY, CONSULTANT, subcontractors and/or agents. CONSULTANT waives all rights of recovery against COMPANY, subcontractors and/or agents which CONSULTANT may have or acquire because of deductible clauses in or inadequacy of limits of any policies of insurance that are secured and maintained by CONSULTANT. CONSULTANT shall require all subcontractors and agents to waive the rights of recovery (as the aforesaid waiver by CONSULTANT) against COMPANY, CONSULTANT and other subcontractors or agents and deliver evidence of such waiver to COMPANY before such subcontractors and agents perform any services.

     Nothing in this Paragraph shall be construed as limiting CONSULTANT's (or any subcontractor's or agent's) liability to COMPANY or any third party.

     CONSULTANT shall promptly make a full written report to COMPANY as to all accidents or claims for damage arising from or in connection with (i) this Agreement; (ii) the discharge of CONSULTANT's duties hereunder; or (iii) the presence of CONSULTANT or CONSULTANT's agents or employees on the premises. CONSULTANT shall cooperate fully with COMPANY and with any insurance carrier in the investigation and defense of all such accidents and claims, such obligation to survive the termination or expiration of this Agreement.

     The mere purchase and existence of insurance does not reduce or release CONSULTANT from liability incurred and/or assumed within the scope of this Agreement. CONSULTANT's failure to maintain insurance shall not relieve it of liability under this Agreement.

20.  YEAR 2000 COMPLIANCE

     CONSULTANT represents, warrants and covenants that the products and services provided under this Agreement, including the CONSULTANT Properties and any hardware, software, data or other deliverables and any derivative works thereof (hereinafter "Deliverables") are year 2000 compatible and compliant (i.e., will correctly calculate, compare, sort, extract, sequence, store and otherwise process, in accordance with the Deliverables' intended use and applicable specifications, date related information and associated date calculations for dates before, during and after the year 2000, and will display date information in ways that are unambiguous as to the determination of the century). CONSULTANT further represents, warrants and covenants that prior to delivering any deliverables to COMPANY hereunder, CONSULTANT shall successfully test the Deliverables to ensure that there will be no adverse effect by virtue of date changes at any time from the delivery date thereof through the end of year 2002, and will demonstrate that the Deliverables are year 2000 compatible and compliant to COMPANY using test dates specified by COMPANY. In addition to any other damages for any breach of such representations, warranties and covenants, CONSULTANT agrees to assign immediately fully trained senior engineering staff, reasonably acceptable to COMPANY, to work continuously to correct such Deliverables at no additional cost or expense to COMPANY, and without interruption to COMPANY's ongoing business, time being of the essence, and CONSULTANT further agrees that in the event CONSULTANT fails immediately to assign acceptable staff until such Deliverables are corrected, COMPANY shall immediately be entitled to seek injunctive relief, as a court may deem appropriate, to enforce such remedy, money damages being insufficient to make COMPANY whole.

21.  INDEMNIFICATION

     (a) INTELLECTUAL PROPERTY. If either party (the ("Indemnitee") promptly notifies the other (the "Indemnitor") in writing of a claim (the "Claim") against the Indemnitee that any portion of the Indemnitor's software or other intellectual property used or subject to this Agreement (including, but not limited to, COMPANY Properties or CONSULTANT Deliverables, as the case may be) infringes a proprietary right of a third party, the Indemnitor shall, with respect to and to the extent of the portion of the Claim pertaining to the Indemnitor's software or other intellectual property, at its sole expense, defend, indemnify and hold harmless the Indemnitee with respect to such Claim and shall pay any costs or damages (including reasonable attorneys' fees) that may be incurred or finally awarded against the Indemnitee.

     (b) USE OF COMPANY MATERIALS. COMPANY shall indemnify, defend and reimburse CONSULTANT for, and hold CONSULTANT harmless from, any and all third-party Claims and any resulting costs (including reasonable attorneys' fees), and damages awarded against CONSULTANT, based on the use by CONSULTANT of any material provided by the COMPANY in connection with CONSULTANT's performance of Services. At COMPANY'S direction, CONSULTANT shall immediately cease use of the materials provided to CONSULTANT by COMPANY forming the basis of an infringement Claim. COMPANY shall have no obligation to indemnify CONSULTANT for damages awarded against CONSULTANT for use after such notice. COMPANY shall have the sole right to conduct the defense of any Claim or action and all negotiations for settlement or compromise. Notwithstanding foregoing, in the event that COMPANY shall fail to appoint an attorney within ten (10) calendar days after CONSULTANT has notified COMPANY of any such Claim, CONSULTANT shall have the right to select and appoint an alternative attorney and the reasonable cost and expenses thereof shall be paid by the COMPANY.

     (c) INFRINGEMENT BY DELIVERABLES. CONSULTANT shall have the sole right to conduct the defense of any Claim and all negotiations for its settlement or compromise, provided that any such settlement shall not adversely affect COMPANY'S use of the Deliverables. Notwithstanding the foregoing, in the event that CONSULTANT shall fail to appoint an attorney within ten (10) calendar days after COMPANY has notified CONSULTANT of any such Claim, COMPANY shall have the right to select and appoint an alternative attorney and the reasonable cost and expense thereof shall be paid by CONSULTANT. If a Deliverable becomes or in CONSULTANT's reasonable opinion is likely to become the subject of any such Claim, then, CONSULTANT shall either: (i) procure for COMPANY the right to continue using the Deliverable as contemplated hereunder; (ii) modify the Deliverable to render same non-infringing (provided such modification does not adversely affect COMPANY's use as reasonably determined by COMPANY) or (c) replace same with equally suitable, functionally equivalent, compatible non-infringing Deliverable. If none of the foregoing is possible and if such Deliverable is found to infringe, COMPANY shall have the right to return the Deliverable to CONSULTANT and CONSULTANT shall promptly refund to COMPANY all amounts paid by COMPANY for the applicable Deliverable. In the event that COMPANY returns a Deliverable to CONSULTANT in accordance with the foregoing and as a result thereof any other Deliverable(s) can no longer be effectively used, as reasonably determined by COMPANY, COMPANY shall be entitled to return such other Deliverable(s) to CONSULTANT and CONSULTANT shall also refund to COMPANY all amounts paid by COMPANY for such other Deliverable(s).

     (d) SOLE CONTROL. To the extent of the portion of the Claim pertaining to its own properties, the Indemnitor under any of the indemnities set forth in this Section 21 shall have sole control of the defense of any such claim and all negotiations for settlement.

22.  EMPLOYEE SOLICITATION/HIRING

     During the term of this Agreement, and for one year thereafter, neither COMPANY nor CONSULTANT shall solicit, hire or knowingly engage any of the other party's employees engaged in the subject matter of this Agreement for one year following the termination of such employee's employment with the other party, without such other party's prior written consent.

23.  ASSIGNMENT

     Neither party may assign or delegate any or all of its rights (other than the right to receive payments) or its duties or obligations hereunder without the consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign this Agreement, without the need to obtain consent of the other party, to an affiliate of such party or to a successor in interest to substantially all of the business of that party, provided that in all cases the assignee agrees in writing to all the obligations and liabilities under this Agreement and has the financial ability to do so. An assignee of either party authorized hereunder shall be bound by the terms of this Agreement and shall have all of the rights and obligations of the assigning party set forth in this Agreement. If any assignee shall fail to agree to be bound by all of the terms and obligations of this Agreement, then such assignment shall be deemed null and void and of no force or effect. In addition to the foregoing, and notwithstanding anything to the contrary, the COMPANY's Affiliates shall be permitted to request Services and CONSULTANT shall perform such Services under this Agreement. CONSULTANT agrees that all of its obligations to COMPANY under this Agreement shall apply equally to all such Affiliates. "Affiliate" is defined as Customer's parent corporation ("Parent") and all entities controlled by Parent.

24.  SUBCONTRACTING

     Subject to Section 8, CONSULTANT shall have the right to subcontract, in its own discretion, all or any portion of the Services to be provided hereunder to any Affiliate of CONSULTANT.

25.  NO THIRD-PARTY BENEFIT

     Except as set forth to the contrary herein, the provisions of this Agreement are for the sole benefit of the parties hereto. This Agreement confers no rights, benefits, or claims upon any person or entity not a party hereto.

26.  NOTICES

     All notices, consents and demands hereunder shall be in writing and shall be personally delivered or sent by certified or registered mail, return receipt requested, addressed to the other party at its address set forth in this Agreement, and shall be deemed given upon receipt. Notices to COMPANY shall be addressed to the attention of one of the COMPANY employees listed in the related Task Order and a copy thereof shall be addressed Attn.: Legal Dept., Technology Unit. Notices to CONSULTANT shall be addressed to the attention of the President and a copy thereof shall be addressed to Mark L. Gordon, Gordon & Glickson, LLC, 444 North Michigan Avenue, Chicago, Illinois 60611.

27.  COMPLETE AGREEMENT

     This Agreement supersedes all prior oral or written agreements and understandings between the parties relating to the subject matter hereof, constitutes the entire agreement between the parties, and cannot be changed unless mutually agreed upon in writing by both parties.

28.  ENFORCEABILITY

     In the event any provision of this Agreement is found to be legally unenforceable, such unenforceability shall not prevent the enforcement of any other provision.

29.  NO WAIVER

     The failure by either party to insist upon strict performance of any of the provisions contained in this Agreement on any occasions shall not be deemed a waiver of its rights under that or any other provisions hereof.

30.  GOVERNING LAW

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to choice of law rules.

31.  HEADINGS AND SUBSECTIONS

     Section headings are provided for convenience of reference and do not constitute part of this Agreement. Any references to a particular section of this Agreement shall be deemed to include reference to any and all subsections thereof.

32.  FORCE MAJEURE

     Either party shall be excused from performance and shall not be liable for any delay in whole or in part, caused by the occurrence of any contingency beyond the reasonable control either of the excused party or its subcontractors or suppliers. These contingencies include, but are not limited to, war, sabotage, insurrection, riot or other act of civil disobedience, act of public enemy, failure or delay in transportation, act of any government or any agency or subdivision thereof affecting the terms hereof, accident, fire, explosion, flood, severe weather or other act of God, or shortage of labor or fuel or raw materials. In the event of a delay in excess of thirty (30) days caused by the foregoing, the party whose performance has not been delayed shall have the right to immediately terminate this Agreement or the applicable Task Order.

33.  SURVIVAL

     The provisions of Sections 1, 2, 4, 5, 6, 8, 9, 10, 11, 12, 13, 14, 15, 16,
18, 20, 21, 22, 23, 25, 26, 27, 28, 29, 30, 31, 32, and 33 shall survive termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

KANBAY INCORPORATED                         MORGAN STANLEY & CO. INCORPORATED

By: /s/ William Weissman                    By: /s/ James A. Tilley
   -------------------------------             ---------------------------------
           Signature                                  Signature

Name: WILLIAM WEISSMAN                      Name: James A. Tilley
     -----------------------------               -------------------------------
           Printed                                    Printed

Title: VP & CFO                             Title:
      ----------------------------                ------------------------------

                     AMENDMENT NO. 1 TO CONSULTING AGREEMENT

     Amendment No. 1 (the "Amendment") dated as of June 25, 2002 to the Consulting Agreement dated as of July 28, 2000 (the "Agreement") between Morgan Stanley & Co. Incorporated ("Company") and Kanbay Incorporated (the "Consultant").

                                   WITNESSTH:

     WHEREAS, the parties hereto have previously entered into the Agreement; and

     WHEREAS, the parties hereto wish to amend the Agreement in certain respects as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Amendment the parties agree as follows:

     SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise defined herein, each term used herein which is defined in the Agreement shall have the meaning set forth in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to the "Agreement" shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. AMENDMENTS. The Agreement is amended as follows:

     (a) Section 2 of the Agreement is amended by adding the following language at the end thereof:

          "Each Task Order shall be substantially in the form of Exhibit A hereto, or as otherwise agreed by the parties, and shall include a description of the Services to be performed, shall include the Payment Schedule and, to the extent different from the Agreement, the termination provisions with respect to the Services provided under such Task Order."

     (b) Section 8 of the Agreement is amended by adding the following new paragraph at the end thereof:

          "Consultant shall provide to Company weekly a report which shall identify each programmer or other staff of Consultant currently providing Services to Company (the "Staff") and shall specify whether those Services are related to projects, outsourced matters or co-sourced matters (the "Site Report"). The Site Report will be in a form reasonably satisfactory to Company. The Site Report shall also indicate all Eligible Staff (as defined in Section 13(a)).

     (c) Section 13 (a) of the Agreement is amended by deleting the words "one hundred and twenty (120)" and replacing them with the words "sixty
          (60)" and by adding the following proviso at the end of the first sentence of such paragraph:

          "PROVIDED that, with respect to any Staff currently providing Services who are not Eligible Staff (as provided in the Site Report), Company may immediately discontinue the use of any or all of such Staff's Services at any time upon thirty (30) days written notice to Consultant unless a specific Task Order covering the Staff at issue has an end date which is earlier than such notice period. Company's right to terminate Staff upon thirty (30) days written notice, as set forth in the preceding sentence, does not apply to Staff providing Services pursuant to Task Orders priced on a fixed fee basis. As used herein, "Eligible Staff" means Staff of the Consultant who (i) are currently providing Services to Company and (ii) as of the date on which notice is given under this paragraph, have provided Services to Company for 180 or more consecutive calendar days (counting all time off for weekends, holidays, and all other approved absences, such as vacations)."

     (d) Section 30 of the Agreement is hereby amended by adding the following language at the end thereof:

          "The parties hereby consent to the exclusive jurisdiction of, and venue in, the federal or state courts with proper jurisdiction over the Borough of Manhattan, New York City for the purposes of adjudicating any matter arising from or in connection with the performance of this Agreement. THE PARTIES HEREBY UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT."

     SECTION 4. COUNTERPARTS. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 5. EFFECTIVENESS. This Amendment shall become effective as of its date immediately upon execution hereof by Company and the Consultant.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

KANBAY INCORPORATED                      MORGAN STANLEY & CO. INCORPORATED

By:  /s/ William Weissman                By:  /s/ Scott R. Grafland
    -------------------------------          -------------------------------
      Signature                                Signature

Name: William Weissman                   Name: Scott R. Grafland
      -----------------------------            -----------------------------
      Printed                                  Printed

Title:   VP & CFO                        Title:   Managing Director
       ----------------------------             ----------------------------

[SEAL]

                                                                       Exhibit A

                                   TASK ORDER

This is a Task Order under the Consulting Agreement dated July 28, 2000 (the "Consulting Agreement") between Kanbay Incorporated (the "Consultant") and Morgan Stanley & Co. Incorporated ("Company"). If any of the terms and conditions of the Consulting Agreement conflict with any of the terms and conditions of this Task Order, the terms and conditions of this Task Order shall control solely with respect to the Services performed by Consultant under this Task Order. Capitalized terms used herein, unless otherwise defined, shall have the meanings assigned to such terms in the Consulting Agreement.

I. DESCRIPTION OF SERVICES TO BE PERFORMED OR PERSONNEL TO BE PROVIDED, AND DELIVERABLES (IF ANY):

II.    PAYMENT SCHEDULE

       Personnel                                Rate


       Maximum Fee (if any): ______________

       Fixed Fee: ______________

Maximum Authorized Expense Amount for reimbursement (if any): ________________


Manager:
Sr. Manager:
Cost Center:
Start Date:
End Date:
Location:
MER #:
Approved By:

III.   AUTHORIZED COMPANY EMPLOYEES

The above personnel will accept direction only from the following Company employees or officers, or such other Company personnel, as they will designate:

       ----------------------

       ----------------------

Special Conditions (if any):


IV.    COMPANY RESPONSIBILITIES (IF ANY):


KANBAY INCORPORATED:                      MORGAN STANLEY & CO. INCORPORATED:

By:                                       By:
   ------------------------------            ------------------------------

Name:                                     Name:
     ----------------------------              ----------------------------

Title:                                    Title:
      ---------------------------               ---------------------------

Date:                                     Date:
     ----------------------------              ----------------------------

                     AMENDMENT NO. 2 TO CONSULTING AGREEMENT

     Amendment No. 2 ("Amendment") dated as of December 11, 2002 to the Consulting Agreement dated as of July 28, 2000 (the "Agreement") between Morgan Stanley & Co. Incorporated ("Company") and Kanbay Incorporated (the "Consultant").

                                   WITNESSTH:

     WHEREAS, the parties hereto have previously entered into the Agreement; and

     WHEREAS, the parties hereto wish to amend the Agreement in certain respects as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Amendment the parties agree as follows:

     SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise defined herein, each term used herein which is defined in the Agreement shall have the meaning set forth in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference, and each reference to the "Agreement," shall refer to the Agreement, the Exhibits thereto, any Task Orders, and any amendments to any of the foregoing. "Affiliate" means Company's parent and any entity controlled, directly or indirectly, by Company's parent.

     SECTION 2. ADDITIONS. The Agreement is amended by the addition of the following provisions:

     (a) DISASTER RECOVERY. Consultant has implemented a number of disaster recovery measures, including, but not limited to: redundant communication links between Consultant's facilities; maintaining critical spare parts for network facilities; implementing daily automatic backups of all data stored on its facilities; the acquisition of offsite storage facilities for backup tapes; the use of devices to identify intrusions on Consultant's systems, as well as security reviews of all network devices and systems; detailed action plans in the event of a breach; the implementation of current virus protection; and the installation of backup power sources.

          Notwithstanding the foregoing, the parties will coordinate with each other to define, implement and integrate reasonable disaster recovery and contingency plans for the Services provided hereunder. This will include the development of improved recovery strategies, and the development and implementation of new preventative measures designed to minimize the impact of various business interruptions and disasters.

          Upon Company's request, Consultant shall provide Company copies of and access to any such disaster recovery measures for their review.

     (b) PERSONNEL INDEMNITY. Consultant shall indemnify, defend and hold harmless Company from any and all Employment Liabilities arising out of any act or omission of Consultant in its capacity as the employer or prospective employer of any person. As used herein, "Employment Liabilities" means claims, suits, demands, damages or other losses and damages arising in the course of the employment relationship, including claims of harassment, discrimination, wrongful discharge, payment of compensation, benefits or salary, non-payment of taxes, failure to withhold, or claims arising under workers compensation laws, unemployment compensation laws, occupational health and safety laws, disability laws, ERISA, or any other applicable federal, state, or local laws or regulations.

     (c) THIRD PARTY SOFTWARE. Unless it obtains Company's prior written approval, in performing the Services, Consultant will not use any third party software or other third party work (including any software or work subject to an open source license (including the GNU Public License) or any "copyleft" restrictions): (i) to which a license is required in order to use any deliverables; (ii) the terms of which impose any restrictions on the use of any deliverables, or (iii) the terms of which in any way limit Company's intellectual property rights in any works, trademarks and/or inventions (as such terms are defined in Section 11 of the Agreement).

     (d) AUDIT. Company (or its designee) may, on ten (10) days notice, conduct audits and reviews of Consultant on Consultant's premises with respect to the Services, including monitoring, supervising and examining Consultant's work, communications procedures (including e-mail and telephone), security, data protection processes, systems and procedures, and contractual compliance. Consultant will inform its Representatives that such monitoring, supervision and examination may occur. "Representatives" means Consultant's officers, directors, employees, consultants, attorneys, accountants, agents and independent subcontractors (and their employees) and other representatives. Company may provide Consultant with an audit report and Consultant will promptly make all reasonable efforts to correct any deficiencies identified in such audit report. Consultant will maintain business and financial records regarding any expenses in providing the Services for which it seeks reimbursement and upon reasonable notice Company may also audit Consultant concerning such expenses and records thereof.

     (e)  ACCEPTANCE TESTING.

          (i) ACCEPTANCE TESTING. The parties may perform Acceptance Testing of the Services including any and all deliverables. The term "Acceptance Testing" means testing performed by or on behalf of Company to determine whether the relevant Services or deliverables comply with any requirements and specifications set forth in the Task Order. Acceptance Testing criteria and procedures, if any, shall be specified in the Task Order or subsequently agreed by the parties in writing under the Task Order.

                 Payment by Company of any fees or other consideration to Consultant or use of the Services or any deliverables by Company prior to Acceptance will not constitute Company's Acceptance of such Services or deliverables.

          (ii) FAILURE OF ACCEPTANCE TESTING. If Company notifies Consultant that the relevant Services or deliverables or any portion thereof fail to pass any material requirement of Acceptance Testing, Consultant will correct all such deficiencies within such time as is reasonable in light of the nature of the defect or non-conformity and its effect on Company's operations, as reasonably determined by the parties, or as otherwise set forth in the Task Order, but no less than (10) calendar days after receipt of Company's notice of such failure. Except as agreed by the parties in writing, no more than ten (10) calendar days after such corrections have been made, Company will retest the relevant Services or deliverables. If the Services or deliverables still fail any material requirement of Acceptance Testing, Company may, in its sole discretion: (A) grant Consultant additional time to correct the outstanding deficiencies; or (B) without prejudice to any of Company's other rights and remedies under the Agreement or at law or in equity, terminate the relevant Task Order or the Agreement and receive a refund from Consultant of any fees paid to Consultant for work which has been rejected under this Section..

     (f)  CONFIDENTIAL INFORMATION.

          (i) CONFIDENTIAL INFORMATION. Company Confidential Information shall include all information of a third party to which Company or any of its Affiliates have access (including any Personal Information, as defined in Exhibit A of this Amendment below) and to which Consultant has had or will have access, and all notes, analyses and studies prepared by Consultant or any of its Representatives, during the term of the Agreement or anytime thereafter, incorporating any of the Company Confidential Information. Confidential Information also includes the terms and conditions of the Agreement.

          (ii) NONPUBLIC PERSONAL INFORMATION AND FOREIGN DATA PROTECTION. For purposes of compliance with (i) Title V of the Gramm-Leach-Bliley Act of 1999 (the "Act") or any successor federal statute to the Act, and the rules and regulations thereunder, all as may be amended or supplemented from time to time, (ii) the European Commission Data Protection Directive (95/46/EC) or Data Protection Act 1998 or any implementing or related legislation of any member state in the European Economic Area (the "Data Protection Laws") and (iii) any other applicable laws concerning persona] information, Consultant will comply with the terms and conditions set forth in Exhibit A attached hereto.

     (g)  INDEMNIFICATION.

          (i) INDEMNIFICATION. For purposes of any Consultant indemnification obligations in the Agreement, the term "Company" shall include Company and its Affiliates and any of their officers, directors, employees, agents, consultants and other representatives. For purposes of any Company indemnification obligations in the Agreement, the term "Consultant" shall include Consultant and its Affiliates and any of their officers, directors, employees, agents, consultants and other representatives.

          (ii) COMPANY'S RIGHT TO PARTICIPATE. Notwithstanding anything to the contrary in Section 21(c) of the Agreement, Consultant may not, without Company's prior written consent, settle, compromise or consent to the entry of any judgment in any commenced or threatened Claim or action which relates to Consultant's indemnity obligations, unless such settlement, compromise or consent: (A) includes an unconditional release of Company from all liability arising out of such commenced or threatened Claim or action; and (B) is solely monetary in nature and does not include a statement as to, or an admission of fault, culpability or failure to act by or on behalf of, Company or otherwise adversely affect Company's use of the Deliverables. If the attorney appointed by Consultant to defend any such commenced or threatened Claim or action, is, in Company's reasonable judgment, not suitably qualified to represent Company, Company will have the right to select and appoint an alternative attorney and the reasonable cost and expense thereof will be paid by Consultant.

          (iii) EXCEPTION. Notwithstanding Section 16 of the Agreement, the limitations of liability set forth therein shall not apply with respect to a party's indemnification obligations under the Agreement.

     (h) AFFILIATES. Any Company Affiliate may execute a Task Order hereunder and, by the act of such execution, thereby agrees to become a party to the Agreement as if it had been named as an original party thereto and
          (a) is entitled to all related services and all other rights and protections provided to Company thereunder with respect to such Task Order, and (b) is bound by the same terms and conditions contained in the Agreement with respect to such Task Order. In furtherance of the foregoing, for purposes of any Task Order submitted by a Company Affiliate, the name of such submitting entity shall be read in place of the words "Company" in the Agreement only wherever necessary to implement such Task Order, provided, however, that all parties agree that the limitation of liability contained in Section 16 of the Agreement shall be applied such that each of (i) Consultant's aggregate liability to Company and its Affiliates, and (ii) the aggregate liability of Company and its Affiliates to Consultant (excluding Services fees and expenses incurred and properly due hereunder), is limited to the greater of three million dollars ($3,000,000) or the aggregate amount paid to Consultant under the

          Agreement in the twelve (12) month period immediately preceding the month in which the event occurred upon which liability is predicated, and provided, further, that a Company Affiliate may exercise a remedy for any breach or alleged breach of this Agreement by Consultant only to the extent that such Affiliate has actually been adversely affected by such breach or alleged breach. Without limiting the generality of the foregoing, Consultant agrees that all of its obligations related to Consultant's performance of Services under the Agreement will apply equally to each Company Affiliate that is a party to a Task Order. Company hereby guarantees the payment obligations of each Company Affiliate provided that such obligations are not subject to a good faith dispute. Furthermore, the parties acknowledge and agree that Consultant is providing Services to such Company Affiliates in reliance on the effectiveness of this Section in making such Company Affiliates parties to the Agreement.

     SECTION 3. COUNTERPARTS. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of its date immediately upon execution hereof by Company and the Consultant.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

KANBAY INCORPORATED                      MORGAN STANLEY & CO. INCORPORATED

By:  /s/ William Weissman                By:  /s/ Scott R. Grafland
    -------------------------------          -------------------------------
      Signature                                Signature

Name: William Weissman                   Name: Scott R. Grafland
      -----------------------------            -----------------------------
      Printed                                  Printed

Title:   VP & CFO                        Title:   Managing Director
       ----------------------------             ----------------------------

[SEAL]

   EXHIBIT A: COMPLIANCE WITH GRAMM-LEACH-BLILEY AND NON- U.S. DATA PROTECTION

For purposes of compliance with (i) Title V of the Gramm-Leach-Bliley Act of 1999 (the "Act") or any successor federal statute to the Act, and the rules and regulations thereunder, all as may be amended or supplemented from time to time,
(ii) the European Commission Data Protection Directive (95/46/EC) or Data Protection Act 1998 or any implementing or related legislation of any member state in the European Economic Area (the "Data Protection Laws") and (iii) any other applicable laws concerning personal information, Consultant represents, warrants and covenants that:

     - it will process, use, maintain and disclose Personal Information only as necessary for the specific purpose for which this Information was disclosed to it and only in accordance with the Agreement;

     - it will not disclose any Personal Information to any third party (including to the subject of such Information) or any Representative who does not have a need to know such Information, except where required by law to disclose such Information;

     - it will implement and maintain an appropriate security program that is designed to (a) ensure the security and confidentiality of all Personal Information provided to it by Morgan Stanley, (b) protect against any threats or hazards to the security or integrity of such Information, including unlawful destruction or accidental loss, alteration and any other form of unlawful processing and (c) prevent unauthorized access to, use or disclosure of such Information;

     - it will immediately notify Morgan Stanley in writing if it becomes aware of (a) any disclosure or use of any Personal Information by it or any of its Representatives in breach of this Exhibit, (b) any disclosure of any such Information to it or its Representatives where the purpose of such disclosure is not known, and (c) any request for disclosure or inquiry regarding such Information from a third party;

     - it will cooperate with Morgan Stanley and the relevant supervisory authority in the event of litigation or a regulatory inquiry concerning the Personal Information and shall abide by the advice of Morgan Stanley and the relevant supervisory authority with regard to the processing of such Information;

     - it will enter into further agreements as requested by Morgan Stanley if reasonably necessary to comply with data protection or privacy laws from time to time;

     - it has no reason to believe that any applicable law will prevent it from fulfilling its obligations under this Exhibit;

     - at Morgan Stanley's direction at any time, and in any event upon any termination or expiration of the Agreement, it will immediately return to Morgan Stanley any or all Personal Information and will destroy all records of such Information, provided, however, that Kanbay may retain such Information as may be necessary by law or regulation for tax and regulatory purposes, and that this return or destruction of such Information at the direction of Morgan Stanley shall not be deemed a material breach of this Agreement or any Task Order;

     - it will cause its Representatives to act in accordance with this Exhibit;

     - upon completion of any Task Order, it will return to Morgan Stanley any or all applicable Personal Information which is not necessary for the performance of another pending Task Order or destroy all records of such Information, provided, however, that Kanbay may retain such Information as may be necessary by law or regulation for tax and regulatory purposes; and

     - to the extent that the Personal Information is subject to the Data Protection Laws, data subjects may enforce the provisions of this Exhibit as a third-party beneficiary against it with respect to their Personal Information but only in cases where Morgan Stanley has factually disappeared or has ceased to exist in law. The Consultant and Morgan Stanley do not object to the data subjects being represented by an association or other body if they so wish and if permitted by national law.

Morgan Stanley reserves the right to review Consultant's policies and procedures used to maintain the security and confidentiality of information, including auditing Consultant and its Representatives concerning such policies and procedures. The provisions of this Exhibit supplement, are in addition to, and will not be construed to limit any other confidentiality obligations under the Agreement [or any Task Order]. Any exclusion from the definition of Confidential Information contained in the Agreement will not apply to Personal Information provided by Morgan Stanley under the Agreement or a Task Order.

"Personal Information" means: (i) personally identifiable information about or relating to any former, current or prospective clients (or representatives of clients), employee of Morgan Stanley or any other party with respect to whom Morgan Stanley maintains information, in each case, which the Consultant receives or otherwise has access to (the "Covered Parties"); and (ii) any list, description, or other grouping of information of Covered Parties (and publicly available information pertaining to them) that is derived using any personally identifiable information. "Morgan Stanley" means Morgan Stanley & Co. Incorporated and/or its Affiliates, as the context requires.

                     AMENDMENT NO. 3 TO CONSULTING AGREEMENT

Agreement:                          Consulting Agreement dated July 28, 2000, as
                                    amended from time to time, including
                                    (without limitation) by Amendment No. 1
                                    dated June 25, 2002 and Amendment No. 2
                                    dated December 11, 2002 (the "Agreement")
Morgan Stanley contracting entity:  Morgan Stanley & Co. Incorporated ("MS
                                    Entity")
Consultant:                         Kanbay Incorporated ("Provider")

This Amendment No. 3 ("Amendment"), effective as of May 1, 2003 ("Effective Date"), supplements and amends the terms and conditions of the above referenced Agreement by and between the identified MS Entity and Provider. In consideration of the following and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the MS Entity and Provider hereby agree to amend the Agreement as follows:

1. The parties acknowledge and agree that: (a) the Agreement exists and is in effect as of the Effective Date; and (b) pursuant to the Agreement (or a portion thereof), Provider provides services, goods or other materials to office locations and facilities of the MS Entity and/or certain of its Affiliates (as defined below) located in the State of New Jersey from time to time.

2. A new Affiliate of the MS Entity has been incorporated under the name Morgan Stanley Management Services, Inc. ("MSMSI") and, as of the Effective Date, MSMSI hereby assumes from the MS Entity and/or certain of its Affiliates their normal business operations within the State of New Jersey. For purposes of this Amendment, the term "Affiliate" means any entity that controls, is controlled by, or is under common control with Morgan Stanley & Co. Incorporated. As used in this paragraph 2, the term "control" means possessing, directly or indirectly, the power to direct or cause the direction of the management, policies or operations of an entity, whether through ownership of voting securities, by contract or otherwise.

3. As of the Effective Date, the portion of the Agreement through which the MS Entity and/or certain of its Affiliates receive services, goods or other materials in the State of New Jersey is hereby assigned by the MS Entity to MSMSI. Provider hereby consents to such assignment as provided herein. Without limiting the foregoing, as of the Effective Date, all services, goods and other materials provided by Provider in the State of New Jersey to the MS Entity and/or certain of its Affiliates pursuant to a Task Order shall be delivered to and provided for the benefit of MSMSI as if MSMSI was the signatory to the Task Order for such services; goods or other materials. MSMSI is the assignee of all such rights and obligations related thereto. For the avoidance of doubt: (i) services shall be deemed to be provided by Provider within the State of New Jersey only if such services are performed by Provider within the State of New Jersey; and (ii) goods or other materials shall be deemed to be provided by Provider within the State of New Jersey only if such goods or materials are delivered by (or on behalf of) Provider to office locations or facilities of the MS Entity or its Affiliates located in the State of New Jersey.

4. For Task Orders entered into following the execution of this Amendment, Provider and the MS Entity (or its Affiliate, if applicable) shall jointly use good faith efforts to identify in advance any Task Orders under which all or any portion of Provider's goods, materials or services will be provided in the State of New Jersey ("New Jersey Task Orders"). In accordance with the Agreement, New Jersey Task Orders shall be executed by Provider and MSMSI. In the event that a New Jersey Task Order is executed by Provider and the MS Entity or any Affiliate (excluding MSMSI), goods, materials or services provided by Provider pursuant to such New Jersey Task Order shall be deemed to be delivered to and provided for MSMSI as set forth in this Amendment. Unless otherwise set forth in the applicable New Jersey Task Order, invoices in connection with New Jersey Task Orders shall be submitted for payment to, and paid by, MSMSI in accordance with the terms of the New Jersey Task Order and the Agreement. Notwithstanding anything in this Amendment or the Agreement, Provider shall not be liable under any circumstances for any liability (including but not limited to tax liability) incurred by the MS Entity or any of its Affiliates (including but not limited to MSMSI) as a result of the failure of Provider or the MS Entity (or its Affiliate, as applicable) to correctly identify MSMSI as the signatory of any New Jersey Task Order, or Provider's failure to submit invoices directly to MSMSI under a New Jersey Task Order. In the event that Provider submits an invoice for a New Jersey Task Order to the MS Entity or any Affiliate (excluding MSMSI), the MS Entity or any Affiliate (excluding MSMSI) shall: (i) not be liable for such invoice (except as a guarantor to the extent provided in the Agreement); and (ii) shall notify Provider of such error. Upon such notification, Provider shall re-deliver said invoice to MSMSI.

5. Notwithstanding anything to the contrary herein or in the Agreement, MSMSI, the MS Entity and its Affiliates may access and use the services, goods and other materials assigned hereunder, as well as the services, goods and other materials provided by Provider pursuant to a New Jersey Task Order, in order to support their ordinary business requirements. Provider hereby affirms that, as set forth in the Agreement, the MS Entity or any of its Affiliates (including, without limitation, MSMSI) may execute Task Order(s) to the Agreement to obtain services, goods or other materials directly from Provider subject to and in accordance with the Agreement.

6. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control. Unless amended in this Amendment, all terms and conditions contained in the Agreement shall remain in effect and are hereby affirmed in their entirety. To the extent that the services, goods or other materials are not provided to MSMSI pursuant to the Agreement as amended herein, the Agreement remains in full force and effect between Provider and the MS Entity and/or certain of its Affiliates as the case may be.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and do each hereby warrant and represent that their respective signatory whose signature appears below has been and is on the Effective Date duly authorized by all necessary and appropriate corporate action to execute this Amendment.

PROVIDER:                               MS ENTITY:
KANBAY INCORPORATED                     MORGAN STANLEY & CO. INCORPORATED


By:  /s/ William Weissman               By:  /s/ Richard Anfang
   -----------------------------------     -------------------------------------
   Name:  WILLIAM WEISSMAN                 Name:  RICHARD ANFANG
   Title: VP & CHIEF FINANCIAL OFFICER     Title: Managing Director
   Date:  11/20/03                         Date:  11/26/03

[SEAL]

                                        ACKNOWLEDGED AND AGREED ON BEHALF OF
                                        MORGAN STANLEY MANAGEMENT SERVICES, INC.


                                        By:  /s/ Richard Anfang
                                           -------------------------------------
                                           Name:  RICHARD ANFANG
                                           Title: Managing Director
                                           Date:  11/26/03

[SEAL]

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